Exhibit 10.2.8

THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

EIGHT AMENDMENT TO SUPPLY AGREEMENT

This Eighth Amendment to Supply Agreement (the “Eighth Amendment”) is effective as of the date last signed below (the “Eighth Amendment Date”) between Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 (“Illumina”) and Natera, Inc., having a place of business at 201 Industrial Road, Suite 410, San Carlos, CA 94070 (“Customer”).  Customer and Illumina may be referred to herein as “Party” or “Parties.”

WHEREAS, Illumina and Customer are Parties to a Supply Agreement having an Effective Date of August 16, 2013, and amended on September 18, 2014, September 23, 2015, June 8, 2016, January 3, 2019, December 18, 2019, May 8, 2020, and October 7, 2021 (the “Agreement”);

WHEREAS, the Parties have agreed upon certain amendments to the Agreement as specified below;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties hereto agree to amend the Agreement as follows:

1.	Amendment to Section 7. Section 7 is hereby amended to add new subsection (r) as follows:

r. Short Term Project Discounts.  Subject to the requirements of Section 7.o and all other applicable written terms by and between the Parties, Customer may receive up to a [ * ] percent   ([ * ]%) discount off of the then-current list price for Consumables purchased by Customer for research and development testing and testing for clinical trials (for clarity, Natera’s retrospective and prospective clinical trials shall constitute Special Projects) until the earlier of (i) [ * ], and (ii) the time at which the total discount under this program has reached $[ * ] (i.e., [ * ]% discount on a maximum of $[ * ] in such Consumables purchase). The hereinabove discount program is separate and distinct from any discounts and tiered pricing provided in Exhibit B.

2.	Amendments to Exhibit A, Part 1, Section 6 (NIPT Test Fee).

2.1.	Exhibit A, Part 1, Section 6.a is hereby amended to add the following to the end of such Section:

Customer will receive a credit from Illumina per the following table based on the annualized volume of tests for which an NIPT Test is paid:

Credit Table

Tier	Annualized NIPT Test Volume	Credit Amount per NIPT Test
1	[ * ]	[ * ]
2	[ * ]	[ * ]
3	[ * ]	[ * ]
4	[ * ]	[ * ]
5	[ * ]	[ * ]

Exhibit 10.2.8

THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

For clarity, the credits under this provision are determined by adding the credits from each tier; the credit for each tier is calculated multiplying the number of NIPT Test conducted in such tier by the applicable Credit Amount per NIPT Test according to the Credit Table above. By way of example, if Customer conducts [ * ] NIPT Tests in a year, Customer will be entitled to a credit equal to [ * ] tests x $[ * ] per NIPT Test [ * ] tests x $[ * ] per NIPT Test = $ [ * ]. The credits earned under this provision will be calculated at the times that NIPT Test Fees are calculated under the Agreement and do not expire. These credits will be applied toward purchases of Consumables by Customer hereunder for use in tests for NIPT Use.

2.2.	Exhibit A, Part 1, Section 6.b is hereby amended to delete the following from the last sentence of such subsection: “$[ * ]”.

3.	Amendments to Exhibit B.

1.1.	The text and table in the section of Exhibit B entitled “Table 5. Universal Consumables Discount Schedule” is deleted in its entirety and replaced with the following:

In the event Customer elects to switch from pricing under Table 3 (with respect to the listed [ * ] skus) or Table 4 (with respect to certain [ * ] (including [ * ] as applicable) skus after [ * ]), as applicable, to universal grid pricing, as set forth under paragraph 28 in the Seventh Amendment, the following discounts shall apply:

Table 5.A

Annual Sequencing Consumables Spend (in USD)	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

Exhibit 10.2.8

THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

Table 5.B

Category	Tier	Range (in USD)	[ * ]	[ * ]	[ * ]
Annual Sequencing Consumable Spend (in USD)	1	[ * ]	[ * ]	[ * ]	[ * ]
	2	[ * ]	[ * ]	[ * ]	[ * ]
	3	[ * ]	[ * ]	[ * ]	[ * ]
	4	[ * ]	[ * ]	[ * ]	[ * ]
	5	[ * ]	[ * ]	[ * ]	[ * ]
	6	[ * ]	[ * ]	[ * ]	[ * ]
	7	[ * ]	[ * ]	[ * ]	[ * ]
	8	[ * ]	[ * ]	[ * ]	[ * ]
	9	[ * ]	[ * ]	[ * ]	[ * ]
	10	[ * ]	[ * ]	[ * ]	[ * ]
	11	[ * ]	[ * ]	[ * ]	[ * ]
	12A	[ * ]	[ * ]	[ * ]	[ * ]
Annual Current Contract Year Sequencing Consumable Spend (in USD)	12B	[ * ]	[ * ]	[ * ]	[ * ]
	13	[ * ]	[ * ]	[ * ]	[ * ]
	14	[ * ]	[ * ]	[ * ]	[ * ]
	15	[ * ]	[ * ]	[ * ]	[ * ]
	16	[ * ]	[ * ]	[ * ]	[ * ]
	17	[ * ]	[ * ]	[ * ]	[ * ]
	18	[ * ]	[ * ]	[ * ]	[ * ]
	19	[ * ]	[ * ]	[ * ]	[ * ]
	20	[ * ]	[ * ]	[ * ]	[ * ]

The discounts in the category named “Annual Current Contract Year Sequencing Consumable Spend” above will immediately be applied to [ * ].

For purposes of Table 5.B, “Annual Current Contract Year Sequencing Consumable Spend” equals the total of all amounts invoiced by Illumina and paid by Customer (excluding amounts paid for taxes and shipping, insurance, customs, and other transportation costs) by Illumina to Customer for the purchase of Certain Sequencing Consumables shipped to a particular country under this Agreement during the then-current Contract Year during the Term.

For the avoidance of doubt, the above Table 5.B is considered a volume-based discount schedule, and the most-favored pricing assurances of Section 7.m will apply, wherein Customer will have access to Volume-Based Net Prices that are no less favorable than the

Exhibit 10.2.8

THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Volume-Based Net Prices provided to an Equivalent customer or to GRAIL for that Supplied Product.

4.	Entire Agreement. Except as expressly stated herein, this Eighth Amendment does not alter any term or condition of the Agreement. This Eighth Amendment represents the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior discussions, communications, agreements, and understandings of any kind and nature between the Parties regarding the subject matter hereof.

5.	Reference to Agreement. On and after the Eighth Amendment Date, each reference in the Agreement to “this Agreement”, “hereunder”, or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified by this Eighth Amendment.

6.	Governing Law. This Eighth Amendment and performance by the Parties hereunder shall be construed in accordance with the laws of the State of California, U.S.A., without regard to provisions on the conflicts of laws.

7.	Counterparts. This Eighth Amendment may be executed in one or more counterparts, and each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

[Signature page follows]

Exhibit 10.2.8

THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

IN WITNESS WHEREOF, the Parties hereto acknowledge and agree to the terms and conditions of this Eighth Amendment and have caused this Agreement to be executed by their respective duly authorized representatives to be effective as of the Eighth Amendment Date.

Natera, Inc. Illumina, Inc.

By:	/s/ John Fesko	By:	/s/ Nicole Berry
Name:	John Fesko	Name:	Nicole Berry
Title:	Chief Business Officer	Title:	SVP/Head of Americas Region
Date:	12/31/23	Date:	12/31/23